Supplement Dated June 11, 2021
To the Statement of Additional Information (“SAI”)
Dated November 27, 2020 of
TrimTabs International Free Cash Flow Quality ETF (TTAI)
and
TrimTabs U.S. Free Cash Flow Quality ETF (TTAC)
(each a “Fund” and, together, the “Funds”)

Important Notice to Investors
Effective as of June 9, 2021, shareholders of the Funds elected Jacob Pluchenik to serve as a Trustee of the Trust, and Charles Biderman retired from his position as Trustee and chairman of the Trust.  Accordingly, the following information replaces the first table under the heading, “Management of the Funds – Trustees and Officers” in the SAI for the Funds.
Name, Year of Birth, and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Stephen J. Posner YOB: 1944	Trustee	Since 2014	Retired Since 2014; Financial Advisor, Wunderlich Securities, Inc. (2005-2014)	4	Director, TrimTabs Investment Research (2016-2017)**
David A. Kelly YOB: 1938	Trustee	Since 2015	Founder and President, Three Lakes Advisors, Inc. (1996-present)	4	Member, Audit Committee, Greenwich Historical Society (2011-2013)
Interested Trustee*
Jacob Pluchenik YOB: 1976	Trustee	Since June, 2021	Managing Member, GF Investments (2005-present); Member, TrimTabs Asset Management, LLC (2016-present)	4	None

*    Mr. Pluchenik is considered an “interested person,” as defined by the Investment Company Act, because of his ownership interest in the Adviser.
**  TrimTabs Investment Research does not control, and is not controlled by or under common control with, the Adviser.

The following information is added to the section entitled, “Management of the Funds – Additional Information About the Trustees” in the SAI for the Funds.

Jacob Pluchenik: Mr Pluchenik has played a lead role in numerous investments on behalf of the GF Family Office. He has extensive experience in the investment management industry, including through his ownership interest in, and significant involvement with, the Adviser.

The following information replaces in its entirety the table appearing under the heading, “Management of the Funds – Compensation of Trustees” in the SAI for the Funds.

	Aggregate Compensation from the Funds*	Compensation Deferred	Total Compensation from the Fund Complex Paid to Trustees*
Independent Trustees
Stephen J. Posner	$16,000	$0	$16,000
David A. Kelly	$16,000	$0	$16,000
Interested Trustees
Jacob Pluchenik	N/A	N/A	N/A
*
Pursuant to the terms of its investment advisory agreement with respect to the Funds, the Adviser bears all of its own costs associated with providing advisory services and all the expenses of the Funds (excluding certain items, as provided in the investment advisory agreement), including Trustee compensation.

The following information replaces in its entirety the information appearing under the heading, “Management of the Funds – Fund Shares Owned by Trustees” in the SAI for the Funds.
The table below shows the dollar range of equity securities in the Funds and the entire Fund Complex beneficially owned by each Trustee as of March 31, 2021:

Trustee	Aggregate Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds Overseen Within the Fund Complex
Stephen J. Posner	$0	$0
David A. Kelly	$0	$0
Jacob Pluchenik	TrimTabs U.S. Free Cash Flow Quality ETF: Over $100,000	Over $100,000

As of March 31, 2021, each Trustee and the executive officers of the Trust individually, and collectively as a group, owned less than 1% of the outstanding shares of each Fund.

Please keep this supplement with your SAI for future reference.